UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020

JUPITER WELLNESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

725 N. Hwy A1A, Suite C-106 Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUPW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)
Warrants, each exercisable for one share of Common Stock at $8.50 per share	JUPWW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On December 3, 2020, Jupiter Wellness, Inc. (the “Company”) filed a Current Report on Form 8-K disclosing the closing of a share exchange agreement (the “Exchange Agreement”) with SRM Entertainment, LTD, which qualifies as a “significant acquisition” under Rule 3-05 of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”). The Company filed a Current Report on Form 8-K on December 3, 2020 and is filing this Amendment No.1 to such Current Report on Form 8-K (the “Amendment”) to disclose the financial statements required under Regulation S-X.

The information in Item 1.01, Item 3.02, Item 7.01 is restated herein without any changes.

Item 1.01 Entry Into a Material Agreement

On November 30, 2020, Jupiter Wellness, Inc. (the “Company”), entered into and closed on a share exchange agreement (the “Exchange Agreement”) with SRM Entertainment, LTD, a Hong Kong Special Administrative Region of the People's Republic of China limited company (“SRM”) and wholly owned subsidiary of Vinco Ventures, Inc., a Nevada corporation formerly known as Edison Nation, Inc. (“Vinco”), and the shareholders of SRM set forth in the Exchange Agreement (the “SRM Shareholders”), pursuant to which the Company acquired 100% of the shares of SRM’s common stock (the “SRM Common Stock”) from the SRM Shareholders in exchange for 200,000 shares of the Company’s common stock, subject to a leak out provision and escrow of 50,000 shares of the Company’s common stock. Upon closing, and pursuant to the Exchange Agreement, the Company delivered 150,000 shares of its common stock to SRM and placed 50,000 shares in escrow (“Escrow Shares”). Pursuant to the Exchange Agreement, the Company shall release the Escrow Shares upon SRM generating $200,000 in cash receipts and revenue prior to January 15, 2021. The SRM Shareholders shall forfeit their right to receive the Escrow Shares if SRM does not generate $200,000 in cash receipts and revenue prior to December 31, 2020. Pursuant to the Exchange Agreement, the Company assumed all of the financial obligations of SRM, as well as its employees and offices. As a result of the Exchange Agreement, SRM became a wholly-owned subsidiary of the Company.

The foregoing summary of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Exchange Agreement are incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure

On December 3, 2020, the Company issued a press release announcing the Exchange Agreement (the “Press Release”). A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial statements and Exhibits

(a)	Financial Statements of Business Acquired.

In accordance with Item 9.01(a), the following are filed as exhibits to this Current Report on Form 8-K:

Audited financial statements of the Acquired Entity as of, and for the years ended December 31, 2019 and 2018 are filed as Exhibit 99.2 hereto.

Unaudited Financial Statements of the Acquired Entity for the Nine Months Ended September 30, 2020 and 2019 are filed as Exhibit 99.3 hereto.

Pro Forma Financial Statements for the Nine Months Ended September 30, 2020 and years ended December 31, 2019 and 2018 are filed as Exhibit 99.4 hereto.

(b)	Exhibits.

Reference is made to the Exhibit Index following the signature page of this Current Report on Form 8-K, which is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2021

JUPITER WELLNESS, INC.

By:	/s/ Brian John
Brian John
Chief Executive Officer

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Exhibit Index

Exhibit Number	Description
10.1	Share Exchange Agreement, dated, November 30, 2020.

99.1	Press release dated December 3, 2020, incorporated by reference to the Current Report on Form 8-K dated December 3, 2020.

99.2	Audited financial statements of SRM Entertainment LTD, as of, and for the years ended December 31, 2019 and 2018.

99.3	Unaudited Financial Statements of the SRM Entertainment LTD, for the Nine Months Ended September 30, 2020 and 2019.
99.4	Pro Forma financial information of Jupiter Wellness, Inc. and SRM Entertainment LTD.

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